Q1 Fiscal 2016 Investor Review TRR Jim Stephenson SVP Corp. Development & Planning Needham & Company Growth Conference NYC January 14, 2016

Safe Harbor Statement 2 Certain statements in this presentation may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by forward-looking words such as "may," "expects," "plans," "anticipates," "believes," "estimates," or other words of similar import. You should consider statements that contain these words carefully because they discuss TRC’s future expectations, contain projections of the Company’s future results of operations or of its financial condition, or state other "forward-looking" information. TRC believes that it is important to communicate its future expectations to its investors. However, there may be events in the future that the Company is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations described in its forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, the uncertainty of TRC’s operational and growth strategies; circumstances which could create large cash outflows, such as contract losses, litigation, uncollectible receivables and income tax assessments; regulatory uncertainty; the availability of funding for government projects; the level of demand for TRC’s services; product acceptance; industry-wide competitive factors; the ability to continue to attract and retain highly skilled and qualified personnel; the availability and adequacy of insurance; and general political or economic conditions. Furthermore, market trends are subject to changes which could adversely affect future results. See the risk factors and additional discussion in TRC’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, Quarterly Reports on Form 10-Q, and other factors detailed from time to time in the Company’s other filings with the Securities and Exchange Commission. Also, this presentation contains references to non-GAAP metrics such as EBITDA, gross margin, adjusted EPS and free cash flow. A reconciliation of GAAP to non-GAAP metrics can be found on slides 28 and 29.

3 Company Profile www.trcsolutions.com • TRC Office • WPS Office  Expert problem solvers  120 U.S. offices; 1 London office  4100+ employees  NYSE: TRR Energy | Environmental | Infrastructure | Pipeline A pioneer in groundbreaking scientific and engineering developments since 1969, TRC is a national engineering, consulting and construction management firm that provides integrated services to four primary markets:

Investment Highlights 4  Well-positioned as end-to-end solutions provider in markets with solid growth opportunities  Executing a focused profitable growth strategy  Large addressable market opportunity  Robust revenue stream with attractive customer base  Strong balance sheet and cash position  Continuing to build backlog

TRC’s Diversified Business Model (Pre-WPS) 5 Net Service Revenue by Sector Calendar Year 2015 (est) Infrastructure 13% Environmental 51% Energy 36% Estimated Client Distribution by Industry1 (1) TRC estimates

TRC’s Diversified Business Model (Post WPS) 6 Net Service Revenue by Sector Calendar Year 2015 (pro forma) Infrastructure 10% Energy 27% Estimated Client Distribution by Industry1 (1) TRC estimates Pipeline Services 24% Environmental 39% Utilities 34% Oil & Gas 27% Transportation 7%State & Municipal 5% Industrial 4% Healthcare 4% Services 4% Federal 4% Other 11%

Private 92% Federal 4% State / Muni 4% TRC’s Revenue by Client Type 7 Calendar Year 2015 (est) (1) TRC estimates Private 93% Federal 1% State / Muni 6% TRC Pre - WPS TRC Post - WPS

High-Profile Private Sector Clients 8

Working With All Levels of Government 9 State and Local Federal

Q1 Fiscal 2016 Overview 10 NSR1 increased 8% YOY to $100.2M Energy +5%, Environmental +11%, Infrastructure +9% Growth: 65% Organic, 35% from Acquisitions Operating income increased 28% YOY to $7.7M NSR backlog increased 23% YOY to $319M Energy +14%, Environmental +2%, Infrastructure +94% (1) TRC believes net service revenue (gross revenue less subcontractor costs and other direct reimbursable charges) best reflects the value of services provided to its customers and is the most meaningful indicator of its revenue performance. EBITDA increased 20% YOY to $9.9M Net income increased 29% YOY to $4.5M

En vi ronmen tal S egmen t 11 Environmental Services  Permitting and resource management  Remediation and hazardous waste management  Air quality and air measurements  Building sciences, industrial hygiene, and compliance  Solid waste Segment Drivers  Continued development of midstream oil & gas markets  Increased permitting and power plant decommissioning activities  Re-emergence of industrial, real estate and construction markets $170.5 $209.8 $47.7 $53.1 FY 2014 FY 2015 Q1 2015 Q1 2016 Net Service Revenue (in millions) $35.3 $44.1 $10.2 $10.3 FY 2014 FY 2015 Q1 2015 Q1 2016 Segment Profit (in millions) +23% +11% +25% +1%

Ene rgy S egmen t 12 Energy Services  Electrical transmission, distribution & substation engineering  Testing and commissioning  Energy efficiency  Communications engineering Segment Drivers  Utility capital spend continues on aging transmission and distribution infrastructure  70% of transmission lines and larger transformers are 25+ years old  60% of circuit breakers are 30 years old  Industry spend is projected to exceed $60B in next several years  Greenhouse gas rule  Dynamic revolution in domestic fuel supplies driving shifts in use of utility assets (e.g. Coal ↓, Natural Gas ↑, Renewables ↑, Efficiency ↑) $132.8 $143.4 $33.7 $35.3 FY 2014 FY 2015 Q1 2015 Q1 2016 Net Service Revenue (in millions) $26.5 $31.9 $5.7 $7.5 FY 2014 FY 2015 Q1 2015 Q1 2016 Segment Profit (in millions) +20% +8% +5% +31%

Infrastructure Segment

Infrastructure Services

- Transportation design services
- Civil engineering services
- Security consulting & engineering services
- Geotechnical engineering & materials inspection
- Construction engineering, inspection & management
- Serve; Northeast, Texas, W. Virginia, Tennessee, Louisiana and California

Segment Drivers

- Healthier State budgets providing for more transportation funding
- State and regional policies prioritizing transportation across the country
- Need to upgrade and repair aging infrastructure, especially bridges and roadways
- Expansion of transportation services

Net Service Revenue (in millions)



$47.0
$50.9
+8%
$12.7
$13.9
+9%
FY 2014
FY 2015
Q1 2015
Q1 2016

Segment Profit (in millions)



$8.8
$9.4
+7%
$2.2
$3.1
+37%
FY 2014
FY 2015
Q1 2015
Q1 2016

13

14 Growth Strategy 0% 4% 8% 12% 16% 20% 24% Q2 2015 Q3 2015 Q4 2015 Q1 2016 Total Organic Total & Organic NSR Growth Recent Acquisitions Willbros Professional Services (November 2015) X-Line (April 2015)  Investing in high-margin organic growth opportunities  Pursuing strategic acquisitions to expand our platform in key North American markets

Macro Market Trends 15  Market dynamics are in a slow roll with continued uncertainty in 2016  Shale development in 2016 is aligned with natural gas demand growth  Foreign export is a major driver of natural gas with new demand in 2017  Integrity Verification Process (IVP) compliance spend projected to be over $90B over next 10 – 15 years (majority in Natural Gas Transmission)  Integrity market growing, on the cusp of Change - “Big Data”

16 Willbros Professional Services  Major Clients: Anadarko, Enterprise, Marathon Oil, Occidental, Sunoco  Markets: National  Offices: 9  Employees: 750  Founded: 1968  Headquartered: Tulsa, Oklahoma  Calendar 2014 Gross Revenue: $209MM M 1 1 1 1 1 (1) % of 2014 revenue.

17 Willbros Transaction Highlights Sources (Estimated) $ Amount Uses (Estimated) $ Amount Balance Sheet Cash $22.5 Acquire WPS $120.0 New Credit Facility 102.0 Closing and Financing-Related Costs 4.5 Total Sources: $124.5 Total Uses: $124.5  Diversified revenue streams with attractive, blue-chip customer base  Highly diversified business  Proven, experienced management team remaining after integration  Becomes fourth operating segment  Expected to be accretive to earnings in fiscal 2017 including integration and amortization costs  Expected to result in strong cash flow with opportunity to reduce leverage Estimated transaction closing cash flows:  Note: Excludes $7.5MM cash payment hold back tied to government contract novation remaining with Willbros Group

Business Synergy - End to End Solutions 18 Environment Field Services Engineering & EPC CM & PM Testing Commission Integrity & Maintenance  Significant business synergy opportunities through verticalization of environmental and pipeline services Business Synergies – proven history of integrating acquisitions and improving margins  Model similar to TRC’s Energy segment  Significant opportunity for larger projects and build backlog  Client demands for providing seamless environmental and engineering services  Remediation  Permitting / FERC  Air Quality  Transactional  Advisory  ROW  GIS  Feasibility  Modelling  Routing  Pipeline  Facility  Tanks  Terminals  Gas Processing  Pipeline  Facilities  Data

19 $92.6 $100. 2 Q1 2015 Q1 2016 Net Service Revenue (in millions) Significant Long Term Growth Potential +8% $245.9 $301.8 $320.4 $355.0 $408.0 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015

$14.4 $24.4 $25.5 $29.7 $40.0 5.9% 8.1% 7.9% 8.4% 9.8% FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Margin & EBITDA Growth Reflect Leverage in Business Model 20 Consolidated EBITDA (1) EBITDA (a non-GAAP metric) excludes an $11.1 million reduction in the litigation accrual in fiscal 2012 from a post-trial motion that was granted to disregard a substantial portion of the verdict in the Arena Towers matter and a $17.3 million increase in the litigation accrual in fiscal 2011. $8.3 $9.9 8.9% 9.9% Q1 2015 Q1 2016 +20% Consolidated EBITDA1 (in millions) Consolidated EBITDA EBITDA Margin EBITDA Margin

Q1 2015 28.8 92 days $2.5 $(1.4) $1.1 21 Balance Sheet Highlights Cash and cash equivalents Days sales outstanding (DSO) Cash Flow Highlights Cash flow from operations Capital expenditures Free cash flow Q4 2015 $37.3 83 days $19.5 $(1.6) $17.9 Q1 2016 $53.1 90 $14.4 $(2.0) $12.4 (In millions) Balance Sheet and Cash Flow Highlights Announced $10 million share repurchase program

$47 $90 $91 $86 $96 $98 $127 $131 $130 Q1 2015 Q4 2015 Q1 2016 Segment NSR Backlog $319 NSR Backlog & New Project Wins 22 (in millions) $260 $317 Energy • EDP Renewables – $1.8 million for engineering for 345kV switchyard • Eversource – $2.4 million for NU continuity services Environmental • Sustainable storm water projects – $2.4 million (St. Louis) • Spectra Energy – $2.5 million Atlantic bridge project Infrastructure • PennDOT – $15 million statewide contract for concrete inspection •Monterey County (CA) – $3.9 million for roadway widening and bridge replacement

Key Initiatives 23  Invest in organic growth opportunities  Increase focus on strategic markets:  Oil & Gas – Expansive midstream opportunities, robust spending on pipelines and supporting infrastructure  Utility/Power – Continued investment to modernize systems, including microgrid development; regulatory drivers require changing generation mix  Transportation – Significant capital investments needed for safe, sustainable and efficient infrastructure; continued rail upgrades to support energy transport  Continue to pursue strategic acquisitions that provide geographic expansion and enhanced technical capabilities  Capture scale-based synergies and continue cost controls

Investment Highlights 24  Well-positioned as end-to-end solutions provider in markets with solid growth opportunities  Executing a focused profitable growth strategy  Large addressable market opportunity  Robust revenue stream with attractive customer base  Strong balance sheet and cash position  Continuing to build backlog

25 Appendix

FY 2014 $355.0 $17.9 $312.1 12.1% $31.1 $20.9 $29.7 8.4% $12.1 $0.40 FY 2015 $408.0 $6.5 $337.3 17.3% $37.0 $30.7 $40.0 9.8% $19.4 $0.63 26 (In millions, except per share data) Full Year Income Statement Highlights $355.0 $408.0 87.9% 82.7% FY 2014 FY 2015 Cost of Services as % of NSR $355.0 $408.0 8.8% 9.1% FY 2014 FY 2015 G&A Expenses as % of NSR Exit Strategy Change in Estimate FY 2014 Net Service Revenue $ (6.9) Insurance Recoverables 17.3 Cost of Services 10.4 Operating Income $ - Net service revenue Insurance recoverables and other income Cost of services (COS) Gross margin % General and administrative expenses Operating income EBITDA EBITDA as a % of NSR Net income Diluted earnings per common share

Q1 2016 $100.2 $0.7 $83.0 17.2% $8.0 $7.7 $9.9 9.9% $4.5 $0.14 Q1 2015 $92.6 $4.8 $81.2 12.3% $8.0 $6.0 $8.3 8.9% $3.5 $0.11 27 (In millions, except per share data) Quarterly Income Statement Highlights $92.6 $100.2 87.7% 82.8% Q1 2015 Q1 2016 Cost of Services as % of NSR $92.6 $100.2 8.7% 8.0% Q1 2015 Q1 2016 G&A Expenses as % of NSR Net service revenue Insurance recoverables and other income Cost of services (COS) Gross margin % General and administrative expenses Operating income EBITDA EBITDA as a % of NSR Net income Diluted earnings per common share Exit Strategy Activity Q1 2015 Q1 2016 Net Service Revenue $ (1.0) $ (0.7) Insurance Recoverables 4.6 1.1 Cost of Services 4.1 0.6 Operating Income $ (0.5) $ (0.2)

Reconciliation of Non-GAAP Measures

Earnings Before Interest, Taxes, Depreciation, Amortization

In millions

	FY 2012	FY 2013	FY 2014	FY 2015
Net income applicable to TRC Companies, Inc.'s common shareholders	$33.6	$36.3	$12.1	$19.4
Interest expense	0.7	0.3	0.2	0.1
Federal and state income tax provision	(3.9)	(18.0)	8.7	11.2
Depreciation and amortization	5.5	6.9	8.8	9.3
Net loss applicable to noncontrolling interest	(0.1)	-	(0.1)	0.0
Equity in earnings from unconsolidated affiliates, net of taxes	(0.3)	-	-	-
Accretion charges on preferred stock	-	-	-	-
Consolidated EBITDA	$35.5	$25.5	$29.7	$40.0

Gross Margin and Gross Margin %

In millions

	FY 2012	FY 2013	FY 2014	FY 2015
Net service revenue	$301.8	$320.4	$355.0	$408.0
Cost of services	246.5	268.5	312.1	337.3
Gross Margin	$55.3	$51.9	$42.9	$70.7
Gross Margin %	18.3%	16.2%	12.1%	17.3%

Adjusted EPS

	FY 2012	FY 2013	FY 2014	FY 2015
Reported diluted earnings per common share	$1.16	$1.23	$0.40	$0.63
Less: Adjustment to normalize effective tax rate (eliminate tax valuation allowance)	-	(0.87)	-	-
Adjusted diluted earnings per common share	$1.16	$0.36	$0.40	$0.63
Weighted-average common shares outstanding	28,822	29,601	30,140	30,724

Free Cash Flow

In millions

	FY 2012	FY 2013	FY 2014	FY 2015
Net cash provided by operating activities	$19.4	$14.4	$21.4	$32.1
Additions to property and equipment	(7.1)	(3.9)	(5.1)	(6.6)
Free Cash Flow	$12.3	$10.5	$16.3	$25.5

28

Reconciliation of Non-GAAP Measures 29 In millions Q1 - 2015 Q1 - 2016 Net income applicable to TRC Companies, Inc.'s common shareholders $3.5 $4.5 Interest expense 0.0 0.0 Federal and state income tax provision 2.5 3.2 Depreciation and amortization 2.3 2.3 Net loss applicable to noncontrolling interest 0.0 0.0 Consolidated EBITDA $8.3 $9.9 In millions Q1 - 2015 Q1 - 2016 Net service revenue $92.6 $100.2 Cost of services 81.2 83.0 Gross Margin $11.4 $17.2 Gross Margin % 12.3% 17.2% In millions Q1 - 2015 Q1 - 2016 Cash flow from operations $2.5 $14.4 Additions to property and equipment (1.4) (2.0) Free Cash Flow $1.1 $12.4 Earnings Before Interest, Taxes, Depreciation, Amortization Gross Margin and Gross Margin % Free Cash Flow

Definitions for Non-GAAP Measures 30 Earnings Before Interest, Taxes, Depreciation, Amortization (EBITDA) The Company presents EBITDA because it believes that it is a useful tool for the Company, its lenders and its investors to measure the Company’s ability to meet debt service, capital expenditure and working capital requirements. As used in the presentation, EBITDA is operating income plus depreciation and amortization. Note that a separate, modified non-GAAP term “Consolidated Adjusted EBITDA” is specified in the Company’s revolving credit agreement. Gross Margin and Gross Margin % The Company presents Gross Margin and Gross Margin % to allow investors to better evaluate short-term and long-term profitability trends. The definition of Gross Margin is equal to Net Service Revenue less Cost of Services. Gross Margin % is equal to Gross Margin Divided by Net Service Revenue. Free Cash Flow The Company presents free cash flow, and ratios based on it, to conduct and evaluate its business because, although it is similar to cash flow from operations, the Company believes it is a useful measure of cash flows since purchases of fixed assets are a necessary component of ongoing operations. The definition of Free Cash Flow is equal to net cash provided by (used in) operating activities plus additions to property and equipment. Adjusted Diluted Earnings Per Common Share Adjusted Diluted Earnings Per Common Share is defined as reported earnings per common share excluding the tax impact of the reversal of a portion of the valuation allowance. The Company does not believe that this excluded item is indicative of its ongoing operating results, and it is not considered when forecasting future results. The Company believes Adjusted Diluted Earnings Per Common Share is of value to its current and potential investors when comparing results from past, present and future periods.